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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of our report dated February 2, 2000 relating to the financial statements of Prime Response, Inc., which appears in Prime Response, Inc.'s Registration Statement on Form S-1 (No. 333-92461), for the three years ended December 31, 1999.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2000

                                             /s/ PricewaterhouseCoopers LLP